UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2025
SunLink Health Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)
Georgia	001-12607	31-0621189
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
900 Circle 75 Parkway
Suite 690
Atlanta, Georgia 30339
(Address of Principal Executive Offices, and Zip Code)
(770) 933-7000
(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares without par value	SSY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or

Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 4, 2025, SunLink Health Systems, Inc. (“SunLink”) reconvened its special meeting (the “Special Meeting”) of the holders of its common stock (the “Common Stock”), which Special Meeting was originally convened on July 29, 2025 and adjourned to August 4, 2025, and voted on the following proposals:

(1) a proposal to approve the Amended and Restated Agreement and Plan of Merger between SunLink and Regional Health Properties, Inc. (“Regional”), dated as of April 14, 2025, as amended, and the transactions contemplated thereby, including the merger of SunLink with and into Regional (the “Merger”) (the “SunLink Merger Proposal”); and

(2) a proposal to approve, on a non-binding, advisory basis, the SunLink Merger-related compensation proposal (the “SunLink Advisory Compensation Proposal”).

The proposals identified above are described in detail in the Joint Proxy Statement/Prospectus filed by SunLink with the U.S. Securities and Exchange Commission on June 25, 2025, in connection with the proposed Merger.

The final results of the voting at the Special Meeting on each of the above proposals are as follows:

SunLink Merger Proposal

The holders of the Common Stock approved the SunLink Merger Proposal. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
4,058, 928	95,916	900	---

SunLink Advisory Compensation Proposal

The holders of the Common Stock approved the SunLink Advisory Compensation Proposal. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
3,742,484	411,309	1,951	---

Item 8.01	Other Events.

On August 4, 2025, SunLink and Regional issued a joint press release announcing that, at special meetings of their respective shareholders, the SunLink shareholders and the Regional shareholders approved the Merger, among other proposals. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The closing of the Merger remains subject to customary closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated August 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.
Date: August 4, 2025	/s/ Mark J. Stockslager
Mark J. Stockslager
Chief Financial Officer